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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 15, 2005

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

       0-16401                                            33-0215295
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(Commission File Number)                       (IRS Employer Identification No.)


3303 LEE PARKWAY, SUITE 105, DALLAS, TEXAS                 75219
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)

                    11420 MATHIS AVENUE, DALLAS, TEXAS 75234
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On October 18, 2005, ADMG issued to Charles Scribner 250,000 shares of ADMG's common stock for $0.20 per share ($50,000) and on October 15, 2005, ADMG issued to Andrew Garr 100,000 shares of ADMG's common stock for $0.20 per share ($20,000).

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers were accredited or sophisticated and had sufficient access to the kind of information registration would provide.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 31, 2005                ADVANCED MATERIALS GROUP, INC.


                                         By: /s/ William G. Mortensen
                                             -----------------------------------
                                             William G. Mortensen, President and
                                             Chief Financial Officer